UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2019

American Renal Associates Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware			001-37751	27-2170749
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(IRS Employer Identification Number)

500 Cummings Center	Beverly,	Massachusetts		01915
(Address of principal executive offices)				(Zip code)

(978) 922-3080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ARA	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
American Renal Associates Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders on December 6, 2019. For more information on the following proposals submitted to a vote of stockholders, see the Company’s definitive proxy statement dated October 24, 2019. Below are the final voting results.

PROPOSAL NO. 1-ELECTION OF DIRECTORS

The Company’s stockholders elected the following Class III directors for a three-year term expiring at the Company’s annual meeting of stockholders in 2022, or until their respective successors are elected and qualified, or their respective earlier death, resignation, retirement, disqualification or removal from office, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Joseph A. Carlucci	23,359,126	2,530,561	2,120,823
Steven M. Silver	22,186,972	3,702,715	2,120,823

PROPOSAL NO. 2-RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2019, by the votes set forth in the table below:

For	Against	Abstentions
27,669,477	339,793	1,240

There were no other items of business raised during the annual meeting and the annual meeting was duly adjourned.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

Dated:	December 6, 2019	By:	/s/ Mark Herbers
		Name:	Mark Herbers
		Title:	Interim Chief Financial Officer

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